Exhibit 10.1

CERTAIN INFORMATION HAS BEEN OMITTED FROM THIS DOCUMENT BECAUSE IT IS (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE COMPANY TREATS AS PRIVATE AND CONFIDENTIAL. OMISSIONS ARE MARKED [***]

AMENDMENT NO. 9 to the
AMENDED AND RESTATED DEVELOPMENT AND COMMERCIALIZATION AGREEMENT

    This Amendment No. 9 to the Amended and Restated Development and Commercialization Agreement (“Amendment”) is dated as of the 25th day of August, 2026 (“Effective Date”), by and between Insulet Corporation (“Insulet”) and Abbott Diabetes Care Inc. (“ADC”).

    WHEREAS, Insulet and ADC are parties to that certain Amended and Restated Development and Commercialization Agreement dated as of September 13, 2021, as amended (the “Agreement”); and

    WHEREAS, Insulet and ADC wish to amend the Agreement as set forth herein, effective as of the Effective Date.

    NOW, THEREFORE, in consideration of these premises, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.Definitions. Capitalized terms used herein and not otherwise defined shall have the meaning ascribed to such terms in the Agreement.
2.Exhibit 1.12. Exhibit 1.12 (Approved Designees) is hereby deleted and replaced with Exhibit 1.12 attached hereto.
3.No Other Amendments. Except as modified herein, all other terms of the Agreement and SOW shall remain in full force and effect.
4.Conflicts. In the event of a conflict between the Agreement and this Amendment, this Amendment shall govern.
5.Counterparts. This Amendment may be executed in counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument.

{signature page follows}

IN WITNESS WHEREOF, this Amendment has been executed by the duly authorized representatives of Insulet and ADC on the date first set forth above.

ABBOTT DIABETES CARE INC.

By: /s/ Ruchi Varshneya
Name: Ruchi Varshneya
Title: DVP Global Strategic Marketing
Date: September 3, 2026
INSULET CORPORATION
By: /s/ Adam Cate
Name: Adam Cate
Title: GVP, Omnipod 5 Franchise Head
Date: September 4, 2026

EXHIBIT 1.12
APPROVED DESIGNEES

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